Exhibit 99.1

Sonic Automotive, Inc. Reports Fourth Quarter and Full Year Results
EchoPark Grows Retail Unit Volume 95%

CHARLOTTE, N.C. – February 20, 2019 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported financial results for the fourth quarter and full year ended December 31, 2018.

•Fourth quarter revenue and gross profit of $2.6 billion and $370.7 million, respectively
•Record fourth quarter pre-owned retail unit sales of 35,135 units
•Record quarterly F&I gross profit per retail unit of $1,659
•Record quarterly F&I gross of $109.6 million
•EchoPark stores retailed 8,762 units during the fourth quarter, up 94.9% from the fourth quarter of 2017
•GAAP continuing operations earnings per diluted share of $0.51 per diluted share in the fourth quarter of 2018
•GAAP continuing operations earnings per diluted share of $1.22 per diluted share for the full year 2018
•Adjusted continuing operations earnings per diluted share of $0.76 per diluted share in the fourth quarter of 2018
•Adjusted continuing operations earnings per diluted share of $1.79 per diluted share for the full year 2018
•Increased quarterly cash dividend 67%, to $0.10 per share

Fourth Quarter and Full Year 2018 Results

GAAP Basis

Net income from continuing operations for the fourth quarter of 2018 was $22.0 million, or $0.51 per diluted share. Comparatively, net income from continuing operations for the fourth quarter of 2017 was $62.1 million, or $1.42 per diluted share.

Net income from continuing operations for the full year 2018 was $52.4 million, or $1.22 per diluted share. Comparatively, net income from continuing operations for the full year 2017 was $94.2 million, or $2.12 per diluted share.

Adjusted Basis

Adjusted net income from continuing operations and related earnings per diluted share are non-GAAP financial measures. The schedules included in this press release reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures.

Adjusted net income from continuing operations for the fourth quarter of 2018 was $32.7 million, or $0.76 per diluted share. The adjustments in the fourth quarter of 2018 relate to lease-related matters and fixed asset and franchise asset impairments. Adjusted net income from continuing operations for the fourth quarter of 2017 was $36.6 million, or $0.84 per diluted share. The adjustments in the 2017 quarterly period relate to the benefit of the change in the federal income tax rate in future periods, a gain related to the disposal of franchises, adjustments to physical damage accruals and charges related to fixed asset and franchise asset impairments and legal matters.

Adjusted net income from continuing operations for the full year 2018 was $76.9 million, or $1.79 per diluted share. The adjustments in the 2018 annual period relate to fixed asset and franchise asset impairments, legal, storm damage and lease exit charges, long-term compensation related charges and executive transition costs, offset partially by gains related to the disposal of franchises. Adjusted net income from continuing operations for the full year 2017 was $82.2 million, or $1.85 per diluted share. The adjustments in the 2017 annual period relate to the benefit of the change in the federal income tax rate in future periods, gains related to the disposal of franchises and charges related to fixed asset and franchise asset impairments, debt refinance costs and legal matters.

Commentary

David Smith, Sonic’s and EchoPark’s Chief Executive Officer, commented, “We saw new car volume erode in the fourth quarter of 2018 versus the prior year quarter, driven by difficult year-over-year comparisons in Texas given Hurricane Harvey in 2017. We continue to outperform our internal targets on used vehicles and F&I which both posted records in the fourth quarter of 2018. Our EchoPark platform continues to grow at a rapid pace, up 95% in unit volume in the fourth quarter of 2018, compared to the prior year quarter. We expect to see new car volatility continue over the long term and believe EchoPark growth will add more stability to our future operations. We believe EchoPark will provide Sonic with diversification that will hedge the risk of new vehicle manufacturer driven swings in volume and incentives that can negatively affect the profitability of our franchise operations. We expect 2019 to be a challenging year, given new car volatility, but believe our used vehicle, fixed operations and F&I performance will more than offset this volatility. In addition, our EchoPark platform should significantly improve its profit performance in 2019.”

Jeff Dyke, Sonic’s and EchoPark’s President, commented, “I agree with David Smith’s comments, and would add that our exposure to BMW and Honda, which make up on average 40% of our profits, makes it difficult when these brands have challenging years. I am also enthusiastic about our EchoPark performance and look forward to announcing even better results as we move into the next couple of quarters. We expect 2019 to be a very big year for the EchoPark brand. We successfully launched our Charlotte store in the fourth quarter of 2018, which was profitable in the month of December, its second full month of operation, and performed even better in January. Our Houston store opened on December 7, 2018 and was our best EchoPark store opening to date, selling 266 vehicles in the last three weeks of December and selling 373 vehicles in January. We expect Houston volume to continue climbing and ultimately operate in the volume range of our Dallas location, which sells nearly 1,200 vehicles a month. We expect the interest rate environment to remain challenging in 2019, anticipating several rate hikes. Given our luxury mix with higher than average inventory values, rising interest rates considerably erode our profitability. Accordingly, we are actively managing our inventory balances. Our days’ supply numbers in both new and used vehicles were 59 days and 31 days, respectively, at the end of 2018. Given this challenging environment, we completed headcount reductions in the first quarter of 2019, reducing our corporate and regional staff by over 6%, and have identified additional savings opportunities to reduce costs in 2019 and will continue to search for additional cost savings measures throughout 2019.”

Heath Byrd, Sonic’s and EchoPark’s Executive Vice President and Chief Financial Officer, added, “Given the volatility in the new car market, coupled with our expansion options for EchoPark, we will discontinue our historical practice of providing annual earnings per share guidance. In addition, starting in the first quarter of 2019, we will report our results on a GAAP basis only.”

Fourth Quarter 2018 Earnings Conference Call

Senior management will host a conference call today at 11:00 A.M. (Eastern) to discuss the quarter’s results. To access the live broadcast of the call over the Internet go to www.sonicautomotive.com, then click on “Our Company,” then “Investor Relations,” then the “Earnings Conference Calls” link at the bottom of the page.

Presentation materials for the conference call will be accessible beginning the morning of the conference call on the Company’s website at www.sonicautomotive.com by clicking on “Our Company,” then “Investor Relations,” then the “Webcasts & Presentations” link at the bottom of the page.

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: (877) 450-3867
International: (706) 643-0958
Conference ID: 5294515

A conference call replay will be available one hour following the call for seven days and can be accessed by calling:

Domestic: (855) 859-2056
International: (404) 537-3406
Conference ID: 5294515

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements

Included herein are forward-looking statements. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and the Company's other periodic reports and information filed with the Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC.

Non-GAAP Financial Measures

This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income from continuing operations and related earnings per diluted share, which exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company provides reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure, provide a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improve the period-to-period comparability of the Company’s results from its core business operations.

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Results of Operations

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
	(Dollars and shares in thousands, except per share amounts)
Revenues:
New vehicles	$1,319,587	$1,485,749	$4,974,097	$5,295,051
Used vehicles	755,882	685,965	2,973,498	2,622,053
Wholesale vehicles	49,899	40,890	217,625	171,064
Total vehicles	2,125,368	2,212,604	8,165,220	8,088,168
Parts, service and collision repair	339,257	355,137	1,380,887	1,416,010
Finance, insurance and other, net	109,633	100,198	405,523	363,030
Total revenues	2,574,258	2,667,939	9,951,630	9,867,208
Cost of Sales:
New vehicles	(1,253,792)	(1,407,861)	(4,732,595)	(5,030,125)
Used vehicles	(722,291)	(651,074)	(2,830,510)	(2,467,150)
Wholesale vehicles	(52,069)	(43,224)	(228,874)	(179,778)
Total vehicles	(2,028,152)	(2,102,160)	(7,791,979)	(7,677,053)
Parts, service and collision repair	(175,391)	(181,690)	(713,526)	(732,479)
Total cost of sales	(2,203,543)	(2,283,850)	(8,505,505)	(8,409,532)
Gross profit	370,715	384,089	1,446,125	1,457,676
Selling, general and administrative expenses	(273,915)	(277,634)	(1,145,325)	(1,147,773)
Impairment charges	(15,553)	(6,079)	(29,514)	(9,394)
Depreciation and amortization	(22,556)	(23,192)	(93,623)	(88,944)
Operating income (loss)	58,691	77,184	177,663	211,565
Other income (expense):
Interest expense, floor plan	(13,585)	(9,982)	(48,398)	(36,395)
Interest expense, other, net	(13,914)	(13,324)	(54,059)	(52,524)
Other income (expense), net	—	(32)	106	(14,522)
Total other income (expense)	(27,499)	(23,338)	(102,351)	(103,441)
Income (loss) from continuing operations before taxes	31,192	53,846	75,312	108,124
Provision for income taxes for continuing operations - benefit (expense)	(9,212)	8,282	(22,922)	(13,971)
Income (loss) from continuing operations	21,981	62,128	52,390	94,153
Discontinued operations:
Income (loss) from discontinued operations before taxes	(221)	(293)	(1,017)	(1,942)
Provision for income taxes for discontinued operations - benefit (expense)	60	117	277	772
Income (loss) from discontinued operations	(161)	(176)	(740)	(1,170)
Net income (loss)	$21,820	$61,952	$51,650	$92,983
Basic earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.51	$1.44	$1.23	$2.14
Earnings (loss) per share from discontinued operations	—	(0.01)	(0.02)	(0.03)
Earnings (loss) per common share	$0.51	$1.43	$1.21	$2.11
Weighted average common shares outstanding	42,710	43,156	42,708	43,997
Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.51	$1.42	$1.22	$2.12
Earnings (loss) per share from discontinued operations	—	—	(0.02)	(0.03)
Earnings (loss) per common share	$0.51	$1.42	$1.20	$2.09
Weighted average common shares outstanding	42,911	43,682	42,950	44,358
Dividends declared per common share	$0.06	$0.05	$0.24	$0.20

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Per Share Data

	Three Months Ended December 31, 2018
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	42,710	$21,981		$(161)		$21,820
Effect of participating securities:
Non-vested restricted stock		(21)		—		(21)
Basic earnings (loss) and shares	42,710	$21,960	$0.51	$(161)	$—	$21,799	$0.51
Effect of dilutive securities:
Stock compensation plans	201
Diluted earnings (loss) and shares	42,911	$21,960	$0.51	$(161)	$—	$21,799	$0.51

Adjustments:
Impairment charges		$15,553		$—		$15,553
Lease exit adjustments		(800)		—		(800)
Total adjustments before taxes		14,753		—		14,753
Income tax effect of adjustments		(4,020)		—		(4,020)
Effect of adjustments, net of income taxes		$10,733	$0.25	$—	$—	$10,733	$0.25

Adjusted:
Earnings (loss) and diluted earnings (loss) per share (1)		$32,714	$0.76	$(161)	$—	$32,553	$0.76
(1) Net loss attributable to EchoPark was $0.08 per fully diluted share in the three months ended December 31, 2018.

	Three Months Ended December 31, 2017
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	43,156	$62,128		$(176)		$61,952
Effect of participating securities:
Non-vested restricted stock		(57)		—		(57)
Basic earnings (loss) and shares	43,156	$62,071	$1.44	$(176)	$(0.01)	$61,895	$1.43
Effect of dilutive securities:
Stock compensation plans	526
Diluted earnings (loss) and shares	43,682	$62,071	$1.42	$(176)	$—	$61,895	$1.42

Adjustments:
Impairment charges		$6,080		$—		$6,080
Legal and storm damage adjustments		(1,153)		—		(1,153)
Long-term compensation-related charges		1,271		—		1,271
Gain on disposal of franchises		(1,507)		—		(1,507)
Total adjustments before taxes		4,691		—		4,691
Income tax effect of adjustments		(1,841)		—		(1,841)
Non-recurring tax items		(28,409)		—		(28,409)
Effect of adjustments, net of income taxes		$(25,559)	$(0.58)	$—	$(0.01)	$(25,559)	$(0.59)

Adjusted:
Earnings (loss) and diluted earnings (loss) per share (2)		$36,569	$0.84	$(176)	$(0.01)	$36,393	$0.83

(2) Net loss attributable to EchoPark was $0.04 per fully diluted share in the three months ended December 31, 2017.

	Twelve Months Ended December 31, 2018
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	42,708	$52,390		$(740)		$51,650
Effect of participating securities:
Non-vested restricted stock		(50)		—		(50)
Basic earnings (loss) and shares	42,708	$52,340	$1.23	$(740)	$(0.02)	$51,600	$1.21
Effect of dilutive securities:
Stock compensation plans	242
Diluted earnings (loss) and shares	42,950	$52,340	$1.22	$(740)	$(0.02)	$51,600	$1.20

Adjustments:
Impairment charges		$29,512		$—		$29,512
Legal and storm damage charges		5,749		—		5,749
Lease exit adjustments		1,435		—		1,435
Gain on disposal of franchises		(38,893)		—		(38,893)
Long-term compensation-related charges		32,522		—		32,522
Executive transition costs		1,581		—		1,581
Total adjustments before taxes		31,906		—		31,906
Income tax effect of adjustments		(8,694)		—		(8,694)
Non-recurring tax items		1,313		—		1,313
Effect of adjustments, net of income taxes		$24,524	$0.57	$—	$—	$24,524	$0.57

Adjusted:
Earnings (loss) and diluted earnings (loss) per share (3)		$76,914	$1.79	$(740)	$(0.02)	$76,174	$1.77
(3) Net loss attributable to EchoPark was $0.34 per fully diluted share in the twelve months ended December 31, 2018.

	Twelve Months Ended December 31, 2017
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	43,997	$94,153		$(1,170)		$92,983
Effect of participating securities:
Non-vested restricted stock		(85)		—		(85)
Basic earnings (loss) and shares	43,997	$94,068	$2.14	$(1,170)	$(0.03)	$92,898	$2.11
Effect of dilutive securities:
Stock compensation plans	361
Diluted earnings (loss) and shares	44,358	$94,068	$2.12	$(1,170)	$(0.03)	$92,898	$2.09

Adjustments:
Impairment charges		$9,393		$—		$9,393
Legal and storm damage charges		9,628		—		9,628
Long-term compensation-related charges		1,271		—		1,271
Lease exit adjustments		992		—		992
Gain on disposal of franchises		(9,997)		—		(9,997)
Loss on debt extinguishment and double-carry interest		15,268		—		15,268
Total adjustments before taxes		26,555		—		26,555
Income tax effect of adjustments		(10,423)		—		(10,423)
Non-recurring tax items		(28,055)		—		(28,055)
Effect of adjustments, net of income taxes		$(11,923)	$(0.27)	$—	$0.01	$(11,923)	$(0.26)

Adjusted:
Earnings (loss) and diluted earnings (loss) per share (4)		$82,230	$1.85	$(1,170)	$(0.02)	$81,060	$1.83
(4) Net loss attributable to EchoPark was $0.26 per fully diluted share in the twelve months ended December 31, 2017.

Sonic Automotive, Inc.
Results of Operations (Unaudited)

New Vehicles

	Three Months Ended December 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Reported new vehicle:
Revenue	$1,319,587	$1,485,749	$(166,162)	(11.2)%
Gross profit	$65,795	$77,888	$(12,093)	(15.5)%
Unit sales	31,331	36,531	(5,200)	(14.2)%
Revenue per unit	$42,118	$40,671	$1,447	3.6%
Gross profit per unit	$2,100	$2,132	$(32)	(1.5)%
Gross profit as a % of revenue	5.0%	5.2%	(20)	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Reported new vehicle:
Revenue	$4,974,097	$5,295,051	$(320,954)	(6.1)%
Gross profit	$241,502	$264,926	$(23,424)	(8.8)%
Unit sales	122,717	135,663	(12,946)	(9.5)%
Revenue per unit	$40,533	$39,031	$1,502	3.8%
Gross profit per unit	$1,968	$1,953	$15	0.8%
Gross profit as a % of revenue	4.9%	5.0%	(10)	bps

	Three Months Ended December 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Same store new vehicle:
Revenue	$1,318,755	$1,414,121	$(95,366)	(6.7)%
Gross profit	$65,215	$75,428	$(10,213)	(13.5)%
Unit sales	31,314	34,402	(3,088)	(9.0)%
Revenue per unit	$42,114	$41,106	$1,008	2.5%
Gross profit per unit	$2,083	$2,193	$(110)	(5.0)%
Gross profit as a % of revenue	4.9%	5.3%	(40)	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Same store new vehicle:
Revenue	$4,897,389	$4,992,552	$(95,163)	(1.9)%
Gross profit	$238,648	$255,795	$(17,147)	(6.7)%
Unit sales	120,400	126,101	(5,701)	(4.5)%
Revenue per unit	$40,676	$39,592	$1,084	2.7%
Gross profit per unit	$1,982	$2,028	$(46)	(2.3)%
Gross profit as a % of revenue	4.9%	5.1%	(20)	bps

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Used Vehicles

	Three Months Ended December 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Reported used vehicle:
Revenue	$755,882	$685,965	$69,917	10.2%
Gross profit	$33,591	$34,891	$(1,300)	(3.7)%
Unit sales	35,135	31,740	3,395	10.7%
Revenue per unit	$21,514	$21,612	$(98)	(0.5)%
Gross profit per unit	$956	$1,099	$(143)	(13.0)%
Gross profit as a % of revenue	4.4%	5.1%	(70)	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Reported used vehicle:
Revenue	$2,973,498	$2,622,053	$351,445	13.4%
Gross profit	$142,988	$154,903	$(11,915)	(7.7)%
Unit sales	139,605	123,489	16,116	13.1%
Revenue per unit	$21,299	$21,233	$66	0.3%
Gross profit per unit	$1,024	$1,254	$(230)	(18.3)%
Gross profit as a % of revenue	4.8%	5.9%	(110)	bps

	Three Months Ended December 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Same store used vehicle:
Revenue	$711,830	$647,963	$63,867	9.9%
Gross profit	$30,837	$32,079	$(1,242)	(3.9)%
Unit sales	32,880	29,619	3,261	11.0%
Revenue per unit	$21,649	$21,877	$(228)	(1.0)%
Gross profit per unit	$938	$1,083	$(145)	(13.4)%
Gross profit as a % of revenue	4.3%	5.0%	(70)	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Same store used vehicle:
Revenue	$2,593,725	$2,427,306	$166,419	6.9%
Gross profit	$136,200	$138,677	$(2,477)	(1.8)%
Unit sales	120,339	112,605	7,734	6.9%
Revenue per unit	$21,553	$21,556	$(3)	—%
Gross profit per unit	$1,132	$1,232	$(100)	(8.1)%
Gross profit as a % of revenue	5.3%	5.7%	(40)	bps

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Wholesale Vehicles

	Three Months Ended December 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Reported wholesale vehicle:
Revenue	$49,899	$40,890	$9,009	22.0%
Gross profit	$(2,170)	$(2,334)	$164	7.0%
Unit sales	8,214	7,463	751	10.1%
Revenue per unit	$6,075	$5,479	$596	10.9%
Gross profit per unit	$(264)	$(313)	$49	15.7%
Gross profit as a % of revenue	(4.3)%	(5.7)%	140	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Reported wholesale vehicle:
Revenue	$217,625	$171,064	$46,561	27.2%
Gross profit	$(11,249)	$(8,714)	$(2,535)	(29.1)%
Unit sales	34,167	31,385	2,782	8.9%
Revenue per unit	$6,369	$5,451	$918	16.8%
Gross profit per unit	$(329)	$(278)	$(51)	(18.3)%
Gross profit as a % of revenue	(5.2)%	(5.1)%	(10)	bps

	Three Months Ended December 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Same store wholesale vehicle:
Revenue	$49,821	$37,964	$11,857	31.2%
Gross profit	$(2,118)	$(1,992)	$(126)	(6.3)%
Unit sales	8,205	6,860	1,345	19.6%
Revenue per unit	$6,072	$5,534	$538	9.7%
Gross profit per unit	$(258)	$(290)	$32	11.0%
Gross profit as a % of revenue	(4.3)%	(5.2)%	90	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except unit and per unit data)
Same store wholesale vehicle:
Revenue	$200,574	$158,787	$41,787	26.3%
Gross profit	$(11,215)	$(7,455)	$(3,760)	(50.4)%
Unit sales	31,080	28,547	2,533	8.9%
Revenue per unit	$6,453	$5,562	$891	16.0%
Gross profit per unit	$(361)	$(261)	$(100)	(38.3)%
Gross profit as a % of revenue	(5.6)%	(4.7)%	(90)	bps

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended December 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands)
Reported Fixed Operations:
Revenue
Customer pay	$137,690	$140,285	$(2,595)	(1.8)%
Warranty	68,425	69,771	(1,346)	(1.9)%
Wholesale parts	38,302	41,445	(3,143)	(7.6)%
Internal, sublet and other	94,840	103,636	(8,796)	(8.5)%
Total	$339,257	$355,137	$(15,880)	(4.5)%

Gross profit
Customer pay	$73,173	$74,748	$(1,575)	(2.1)%
Warranty	38,411	38,273	138	0.4%
Wholesale parts	6,797	7,149	(352)	(4.9)%
Internal, sublet and other	45,485	53,277	(7,792)	(14.6)%
Total	$163,866	$173,447	$(9,581)	(5.5)%

Gross profit as a % of revenue
Customer pay	53.1%	53.3%	(20)	bps
Warranty	56.1%	54.9%	120	bps
Wholesale parts	17.7%	17.2%	50	bps
Internal, sublet and other	48.0%	51.4%	(340)	bps
Total	48.3%	48.8%	(50)	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands)
Reported Fixed Operations:
Revenue
Customer pay	$560,037	$555,463	$4,574	0.8%
Warranty	266,644	282,926	(16,282)	(5.8)%
Wholesale parts	161,066	168,459	(7,393)	(4.4)%
Internal, sublet and other	393,140	409,162	(16,022)	(3.9)%
Total	$1,380,887	$1,416,010	$(35,123)	(2.5)%

Gross profit
Customer pay	$299,616	$296,834	$2,782	0.9%
Warranty	150,746	156,082	(5,336)	(3.4)%
Wholesale parts	27,746	28,989	(1,243)	(4.3)%
Internal, sublet and other	189,253	201,626	(12,373)	(6.1)%
Total	$667,361	$683,531	$(16,170)	(2.4)%

Gross profit as a % of revenue
Customer pay	53.5%	53.4%	10	bps
Warranty	56.5%	55.2%	130	bps
Wholesale parts	17.2%	17.2%	—	bps
Internal, sublet and other	48.1%	49.3%	(120)	bps
Total	48.3%	48.3%	—	bps

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended December 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands)
Same Store Fixed Operations:
Revenue
Customer pay	$137,166	$134,686	$2,480	1.8%
Warranty	68,607	66,823	1,784	2.7%
Wholesale parts	38,295	40,015	(1,720)	(4.3)%
Internal, sublet and other	94,026	98,065	(4,039)	(4.1)%
Total	$338,094	$339,589	$(1,495)	(0.4)%

Gross profit
Customer pay	$72,970	$71,740	$1,230	1.7%
Warranty	38,526	36,647	1,879	5.1%
Wholesale parts	6,797	6,906	(109)	(1.6)%
Internal, sublet and other	45,483	50,458	(4,975)	(9.9)%
Total	$163,776	$165,751	$(1,975)	(1.2)%

Gross profit as a % of revenue
Customer pay	53.2%	53.3%	(10)	bps
Warranty	56.2%	54.8%	140	bps
Wholesale parts	17.7%	17.3%	40	bps
Internal, sublet and other	48.4%	51.5%	(310)	bps
Total	48.4%	48.8%	(40)	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands)
Same Store Fixed Operations:
Revenue
Customer pay	$550,371	$528,163	$22,208	4.2%
Warranty	263,814	268,800	(4,986)	(1.9)%
Wholesale parts	159,004	160,691	(1,687)	(1.0)%
Internal, sublet and other	377,480	383,326	(5,846)	(1.5)%
Total	$1,350,669	$1,340,980	$9,689	0.7%

Gross profit
Customer pay	$294,660	$281,891	$12,769	4.5%
Warranty	147,507	148,237	(730)	(0.5)%
Wholesale parts	27,429	27,702	(273)	(1.0)%
Internal, sublet and other	183,927	187,709	(3,782)	(2.0)%
Total	$653,523	$645,539	$7,984	1.2%

Gross profit as a % of revenue
Customer pay	53.5%	53.4%	10	bps
Warranty	55.9%	55.1%	80	bps
Wholesale parts	17.3%	17.2%	10	bps
Internal, sublet and other	48.7%	49.0%	(30)	bps
Total	48.4%	48.1%	30	bps

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Finance, Insurance and Other, Net (“F&I”)

	Three Months Ended December 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except per unit data)
Reported F&I:
Revenue	$109,633	$100,198	$9,435	9.4%
Unit Sales	66,102	68,015	(1,913)	(2.8)%
Gross profit per retail unit (excludes fleet)	$1,659	$1,473	$186	12.6%

	Twelve Months Ended December 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except per unit data)
Reported F&I:
Revenue	$405,523	$363,030	$42,493	11.7%
Unit Sales	260,424	257,217	3,207	1.2%
Gross profit per retail unit (excludes fleet)	$1,557	$1,411	$146	10.3%

	Three Months Ended December 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except per unit data)
Same Store F&I:
Revenue	$101,966	$91,981	$9,985	10.9%
Unit Sales	63,830	63,805	25	—%
Gross profit per retail unit (excludes fleet)	$1,597	$1,442	$156	10.8%

	Twelve Months Ended December 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands, except per unit data)
Same Store F&I:
Revenue	$356,589	$331,288	$25,301	7.6%
Unit Sales	238,886	236,961	1,925	0.8%
Gross profit per retail unit (excludes fleet)	$1,493	$1,398	$95	6.8%

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Selling, General and Administrative (“SG&A”) Expenses

	Three Months Ended December 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands)
Reported:
Compensation	$166,950	$172,515	$5,565	3.2%
Advertising	16,196	15,116	(1,080)	(7.1)%
Rent	13,753	17,713	3,960	22.4%
Other	77,016	72,290	(4,726)	(6.5)%
Total SG&A expenses	$273,915	$277,634	$3,719	1.3%
Adjustments:
Legal and storm damage adjustments	$—	$1,153
Long-term compensation-related charges	—	(1,271)
Lease exit adjustments	800	—
Gain on disposal of franchises	—	1,507
Total SG&A adjustments	$800	$1,389
Adjusted:
Total adjusted SG&A expenses	$274,715	$279,023	$4,308	1.5%
Reported:
SG&A expenses as a % of gross profit:
Compensation	45.0%	44.9%	(10)	bps
Advertising	4.4%	3.9%	(50)	bps
Rent	3.7%	4.6%	90	bps
Other	20.8%	18.9%	(190)	bps
Total SG&A expenses as a % of gross profit	73.9%	72.3%	(160)	bps
Adjustments:
Legal and storm damage adjustments	—%	0.2%
Long-term compensation-related charges	—%	(0.3)%
Lease exit adjustments	0.2%	—%
Gain on disposal of franchises	—%	0.3%
Total effect of adjustments	0.2%	0.3%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	74.1%	72.6%	(150)	bps

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Selling, General and Administrative (“SG&A”) Expenses

	Twelve Months Ended December 31,		Better / (Worse)
	2018	2017	Change	% Change
	(In thousands)
Reported:
Compensation	$725,022	$692,935	$(32,087)	(4.6)%
Advertising	63,134	61,563	(1,571)	(2.6)%
Rent	64,204	73,022	8,818	12.1%
Other	292,965	320,253	27,288	8.5%
Total SG&A expenses	$1,145,325	$1,147,773	$2,448	0.2%
Adjustments:
Legal and storm damage charges	$(5,749)	$(9,628)
Long-term compensation-related charges	(32,522)	(1,271)
Executive transition costs	(1,581)	—
Lease exit adjustments	(1,435)	(992)
Gain on disposal of franchises	38,893	9,997
Total SG&A adjustments	$(2,394)	$(1,894)
Adjusted:
Total adjusted SG&A expenses	$1,142,931	$1,145,879	$2,948	0.3%
Reported:
SG&A expenses as a % of gross profit:
Compensation	50.1%	47.5%	(260)	bps
Advertising	4.4%	4.2%	(20)	bps
Rent	4.4%	5.0%	60	bps
Other	20.3%	22.0%	170	bps
Total SG&A expenses as a % of gross profit	79.2%	78.7%	(50)	bps
Adjustments:
Legal and storm damage charges	(0.5)%	(0.5)%
Long-term compensation-related charges	(2.7)%	(0.1)%
Executive transition costs	(0.1)%	—%
Lease exit adjustments	(0.1)%	(0.1)%
Gain on disposal of franchises	3.2%	0.5%
Total effect of adjustments	(0.2)%	(0.1)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	79.0%	78.6%	(40)	bps

Contact:	Heath Byrd, Executive Vice President and Chief Financial Officer (704) 566-2400 C.G. Saffer, Vice President and Chief Accounting Officer (704) 566-2439